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                                                                   EXHIBIT 10.28


                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                              SEGUE SOFTWARE, INC.

                                       AND

                                  THE INVESTOR

                                AS DEFINED HEREIN


                          DATED AS OF NOVEMBER 24, 2003

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                              Segue Software, Inc.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                November 24, 2003

                                TABLE OF CONTENTS



SECTION I - PURCHASE AND SALE OF SHARES....................................... 1
       1.1      PURCHASE AND SALE OF SERIES C PREFERRED STOCK; CLOSING........ 1

SECTION II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................... 1
       2.1      ORGANIZATION AND CORPORATE POWER.............................. 1
       2.2      AUTHORIZATION AND NON-CONTRAVENTION........................... 2
       2.3      AUTHORIZED AND OUTSTANDING STOCK.............................. 2
       2.4      NO BROKERS OR FINDERS......................................... 3

SECTION III- REPRESENTATIONS AND WARRANTIES OF THE INVESTOR................... 4
       3.1      AUTHORIZATION................................................. 4
       3.2      PURCHASE ENTIRELY FOR OWN ACCOUNT............................. 4
       3.3      DISCLOSURE OF INFORMATION..................................... 4
       3.4      ACCREDITED INVESTOR........................................... 4
       3.5      RESTRICTED SECURITIES......................................... 4
       3.6      INVESTMENT BANKING; BROKERAGE FEES............................ 4

SECTION IV - CONDITIONS TO CLOSING............................................ 5
       4.1      EFFECTIVENESS OF SERIES C PREFERRED STOCK TERMS............... 5
       4.2      DELIVERY OF DOCUMENTS......................................... 5
       4.3      APPROVALS AND CONSENTS........................................ 5

SECTION V - MISCELLANEOUS..................................................... 5
       5.1      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.................... 5
       5.2      ENTIRE AGREEMENT.............................................. 5
       5.3      AMENDMENTS, WAIVERS AND CONSENTS.............................. 6
       5.4      NOTICES AND DEMANDS........................................... 6
       5.5      SEVERABILITY.................................................. 6
       5.6      COUNTERPARTS.................................................. 7
       5.7      EFFECT OF HEADINGS............................................ 7
       5.8      GOVERNING LAW................................................. 7

EXHIBITS

Exhibit A       Form of Certificate of Designations

Schedule A      Wire Transfer Instructions


                                      (i)

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                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT


       THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT is made as of November 24, 2003, by and among Segue Software, Inc., a Delaware corporation (the "Company") and Isaac J. Mayer (the "Investor").

       WHEREAS, the Company has agreed to sell, and the Investor has agreed to purchase, 333,333 shares of the Company's Series C Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), for the purchase price specified herein in accordance with the terms and provisions hereof.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                     SECTION I - PURCHASE AND SALE OF SHARES
                     ---------------------------------------

       1.1 PURCHASE AND SALE OF SERIES C PREFERRED STOCK; CLOSING. Subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants herein set forth, the Company agrees to issue and sell to the Investor, and the Investor agrees to purchase from the Company, an aggregate of 333,333 shares of Series C Preferred Stock for an aggregate purchase price equal to $1,000,000 (the "Purchase Price"). The Series C Preferred Stock shall have the rights, preferences and other terms set forth in the certificate of designations of the Company (the "Certificate of Designations") attached as Exhibit A hereto. The shares of Series C Preferred Stock purchased pursuant to this Section 1.1 are hereinafter referred to as the "Shares." Subject to the satisfaction or waiver of the conditions set forth herein, the purchase of the Shares shall be made at a closing (the "Closing") to be held on the date hereof. At the Closing, the Company will deliver to the Investor one or more certificates representing the Shares purchased by the Investor against payment of the Purchase Price to the Company by wire transfer payable in immediately available funds as set forth on Schedule A.

           SECTION II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY
           ----------------------------------------------------------

       In order to induce the Investor to enter into this Agreement and consummate the transactions contemplated hereby, the Company hereby makes to the Investor the following representations and warranties.

       2.1 ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own its properties, to carry on its business as presently conducted, to enter into and perform this Agreement and the agreements, documents and instruments contemplated hereby (together, the "Transaction Documents") to which it is a party and to carry out the transactions contemplated hereby and thereby. The Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction wherein the character of its property, or the nature of the activities presently conducted by it, makes such qualification necessary, except where the failure to be so licensed or qualified would




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not have a material adverse effect on the financial condition, business or results of operations of the Company (a "Material Adverse Effect"). The Company is not in violation of any term or provision of its certificate of incorporation, as restated (the "Certificate of Incorporation"), or its by-laws (the "By-laws"), each as in effect as of this date.

       2.2 AUTHORIZATION AND NON-CONTRAVENTION. The Transaction Documents are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors' rights generally. The execution, delivery and performance of the Transaction Documents, the sale and delivery of the Shares in accordance with this Agreement and, if the Shares are converted in accordance with the Certificate of Incorporation (as amended to date, including by any Certificates of Designations, the "Certificate of Incorporation"), the issuance of the common stock, par value $0.01 per share (the "Common Stock") received upon conversion of the Series C Preferred Stock (the "Conversion Shares"), have been duly authorized by all necessary corporate or other action of the Company and its stockholders. The execution, delivery and performance of the Transaction Documents, including, without limitation, the sale and delivery of the Shares in accordance with this Agreement and, if the Shares are converted, the issuance of the Conversion Shares in accordance with the Certificate of Incorporation and the performance of any transactions contemplated by the Transaction Documents will not (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which the Company is a party or by which it or its assets are bound, or any provision of the Certificate of Incorporation or By-Laws, or cause the creation of any lien or encumbrance upon any of the assets of the Company, except for those which would not have a Material Adverse Effect;
(ii) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the Company, except for those which would not have a Material Adverse Effect; (iii) require from the Company any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party other than pursuant to federal or state securities or blue sky laws; or (iv) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which the Company is a party or by which it is bound, which acceleration or termination would have a Material Adverse Effect.

       2.3 AUTHORIZED AND OUTSTANDING STOCK. After giving effect to the transactions contemplated hereby, the authorized capital stock of the Company will consist of (i) 30,000,000 shares of its Common Stock, of which 9,925,447 shares were issued and outstanding as of November 21, 2003, and (ii) 9,000,000 shares of preferred stock, of which (a) 4,000,000 shares have been designated as Series A Preferred Stock, par value $0.01 per share, no shares of which are outstanding, and (b) 1,500,000 shares have been designated as Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), 801,448 shares of which are issued and outstanding as of November 21, 2003, and (c) 1,500,000 shares have been designated as Series C Preferred Stock, 166,667 shares of which are issued and outstanding. Except as disclosed in the Company SEC reports (as defined below) and in the Transaction Documents, there are no outstanding subscriptions, options, warrants, phantom rights, commitments, agreements, arrangements or commitments of any kind for or relating to the issuance, or sale of, or




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outstanding securities convertible into or exchangeable for, any shares of capital stock of any class or other equity interests of the Company. Except as set forth in the Company SEC Reports, the Company has no obligation to purchase, redeem, or otherwise acquire any of its capital stock or any interests therein. After giving effect to the transactions contemplated hereby, all of the outstanding shares of capital stock of the Company will have been duly and validly authorized and issued and will be fully paid and non-assessable and free and clear of all liens and encumbrances created by or through the Company. Assuming the accuracy of the Investor's representations in Section III, the offer, issuance, sale and delivery of the Shares and Conversion Shares are or will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act") and the qualification or registration provisions of applicable state securities laws. The Company has duly and validly authorized and reserved 1,500,000 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock, and the shares issuable upon conversion of the Series B Preferred Stock in accordance with the Certificate of Incorporation will, upon such conversion and issuance, be validly issued, fully paid and non-assessable and free and clear of all liens and encumbrances created by or through the Company. The Company has duly and validly authorized and reserved 166,667 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock, and the Conversion Shares issued in accordance with the Certificate of Incorporation will, upon such conversion and issuance, be validly issued, fully paid and non-assessable and free and clear of all liens and encumbrances created by or through the Company. There are no preemptive rights, rights of first refusal, put or call rights or obligations or anti-dilution rights with respect to the issuance, sale or redemption of the Company's capital stock, other than rights set forth herein or in the Certificate of Incorporation. Other than the rights set forth in the Transaction Documents, there are no rights to have the Company's capital stock registered for sale to the public pursuant to the laws of any jurisdiction, and there are no agreements of which the Company is aware relating to the voting of the Company's voting securities or restrictions on the transfer of the Company's capital stock.

       2.4 NO BROKERS OR FINDERS. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company.

       2.5 COMPANY SEC REPORTS, GOVERNMENT REPORTS, FINANCIAL STATEMENTS. Since January 1, 2001, the Company and each Company Subsidiary has filed each report or other filing that it was required to file with the Securities and Exchange Commission (the "SEC") (together with any permitted filings on Form 8-K, the "Company SEC Reports"). As of their respective dates, each of the Company SEC Reports was true and correct in all material respects and complied in all material respects with the Securities Exchange Act of 1934 and the regulations promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (except to the extent revised or superseded by a later-filed Company SEC Report). The financial statements of the Company included in the Company SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a




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consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

           SECTION III- REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
           -----------------------------------------------------------

       The Investor hereby represents and warrants to the Company as follows:

       3.1 AUTHORIZATION. The Investor has full power and authority to enter into this Agreement and the Second Amended and Restated Registration Rights Agreement referred to in Section 4.2(b), and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

       3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon its representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Series C Preferred Stock to be received by the Investor and the Conversion Shares (collectively, the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any applicable law, and that the Investor has no present intention of selling, granting any participation in or otherwise distributing the same to any other person. By executing this Agreement, the Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

       3.3 DISCLOSURE OF INFORMATION. The Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series C Preferred Stock and the business, properties, prospects and financial condition of the Company.

       3.4 ACCREDITED INVESTOR. The Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

       3.5 RESTRICTED SECURITIES. The Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of any effective registration statement covering the Securities or an available exemption from registration under the Act, the Series C Preferred Stock (and any Common Stock issued on conversion thereof) must be held indefinitely. In this connection, the Investor represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

       3.6 INVESTMENT BANKING; BROKERAGE FEES. The Investor has not incurred or taken any action that would cause the Company to be or become liable for any investment banking



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fees, brokerage commissions, broker's or finder's fees or similar compensation
(exclusive of professional fees to lawyers and accountants) in connection with the transactions contemplated by this Agreement.

                       SECTION IV - CONDITIONS TO CLOSING
                       ----------------------------------

       The obligation of the Investor to purchase and pay for his or its Shares shall be subject to the fulfillment to the Investor's reasonable satisfaction or waiver on or before the Closing of the following conditions:

       4.1 EFFECTIVENESS OF SERIES C PREFERRED STOCK TERMS. The terms of the Series C Preferred Stock as set forth in Exhibit A hereto shall have become by the filing of the Certificate of Designations with the Secretary of State of the State of Delaware and shall remain effective as of the Closing.

       4.2 DELIVERY OF DOCUMENTS. The Company shall have executed and/or delivered to the Investor (or shall have caused to be executed and delivered to the Investor by the appropriate persons) the following:

              (a)    certificates representing the Shares; and

              (b) a Second Amended and Restated Registration Rights Agreement by and among the Company, the Investor, S-7 Associates, LLC ("S-7") and Dr. Howard L. Morgan ("Morgan" and such agreement, the "Second Amended and Restated Registration Rights Agreement"), amending and restating that certain Amended and Restated Registration Rights Agreement, dated as of October 21, 2003, by and between the Company, S-7 and Morgan.

       4.3 APPROVALS AND CONSENTS. The Company shall have made all filings with and notifications of governmental authorities, regulatory agencies and other entities required to be made by it in connection with the execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby.

                            SECTION V - MISCELLANEOUS
                            -------------------------

       5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery hereof and the Closing contemplated hereby and shall bind the successors and assigns of the relevant party, whether so expressed or not, and all such covenants, agreements, representations and warranties shall inure to the benefit of the successors and assigns of the parties hereto and to transferees of the Shares or Conversion Shares, whether so expressed or not.

       5.2 ENTIRE AGREEMENT. The Transaction Documents constitute the full and entire understanding and agreement among the parties hereto with respect to the subject matters hereof and thereof, and any and all other written or oral agreements existing prior to or contemporaneously herewith are expressly superseded and canceled.



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       5.3    AMENDMENTS, WAIVERS AND CONSENTS. For the purposes of this
Agreement and all agreements, documents and instruments executed pursuant hereto, except as otherwise specifically set forth herein or therein, no course of dealing between the Company on the one hand and the Investor on the other and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. Any term or provision hereof may be amended, terminated or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon each holder of Shares purchased under this Agreement at the time outstanding (including Conversion Shares into which the Shares have been converted), each future holder of all such securities and the Company.

       5.4 NOTICES AND DEMANDS. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if faxed (with transmission acknowledgment received), delivered personally or mailed by certified or registered mail (return receipt requested) as follows:

      To the Company:      201 Spring Street
                           Lexington, MA  02421
                           Facsimile: 781-402-1099
                           Attention: Samuel J. Gallo,
                                      Senior Vice President and General Counsel

      With a copy to:      Goodwin Procter LLP
                           Exchange Place
                           Boston, MA  02109
                           Attn:  Jeffrey C. Hadden, P.C.
                           Facsimile Number (617) 523-1231

      To the Investor:     ________________________________

                           ________________________________

                           ________________________________

                           ________________________________

                           Facsimile:  ____________________

      With a copy to:      ________________________________


                           Facsimile: _____________________

or to such other address or fax number of which any party may notify the other parties as provided above. Notices shall be effective as of the date of such delivery, mailing or fax.

       5.5 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any


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provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

       5.6 COUNTERPARTS. This Agreement and any Exhibit or Schedule hereto may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any Exhibit or Schedule hereto may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

       5.7 EFFECT OF HEADINGS. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision hereof.

       5.8 GOVERNING LAW. This Agreement shall be deemed a contract made under the laws of the State of Delaware and all disputes, claims or controversies arising out of this Agreement or the negotiation, validity or performance hereof or the transactions contemplated herein, shall be construed under and governed by the laws of such state, without giving effect to its conflicts of laws principles.






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       IN WITNESS WHEREOF, the undersigned have executed this Series C Preferred
Stock Purchase Agreement as of the day and year first above written.


                               COMPANY:

                               SEGUE SOFTWARE, INC.



                               By:
                                   --------------------------------------------
                                   Name:  Joseph Krivickas
                                   Title: President and Chief Executive Officer



                               INVESTOR:



                                   --------------------------------------------
                                   Name: Isaac J. Mayer